Accumulated Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income/(Loss) [Abstract]
Accumulated Other Comprehensive Income/(Loss)

24.    Accumulated Other Comprehensive Income/(Loss)

Accumulated OCI net of $Nil taxes at December 31 of each year consisted of the following (in millions):

	2011	2010
Net unrealized gains on investment securities	$—	$1.5
Currency translation adjustments	(0.1)	(11.2)
Unamortized net actuarial loss on pension plans	(37.0)	(32.8)
Unamortized prior service cost on pension plans	(0.3)	(0.6)

Accumulated other comprehensive loss	$(37.4)	$(43.1)

In connection with the EDT transaction, we released $11.2 million of the currency translation reserve relating to non-U.S. dollar functional currency companies that were part of the EDT business. For additional information on the divestment of the EDT business, refer to Note 5.